BALANCE SHEETS                                              Exhibit 99 (b)
 BOK FINANCIAL CORPORATION
 (In thousands)
                                                        Period Ended
                                              -------------------------------
                                               December 31,    December 31,
                                                  2007             2006
                                              --------------  ---------------
                                               (Unaudited)
 ASSETS
 Cash and due from banks                          $ 700,504        $ 775,376
 Trading securities                                  45,724           37,076
 Funds sold and resell agreements                   189,909           21,950
 Securities:
   Available for sale                             5,650,540        4,655,061
   Investment                                       247,949          248,689
   Mortgage trading securities                      154,701          162,837
                                              --------------  ---------------
 Total securities                                 6,053,190        5,066,587
 Loans:
   Commercial                                     6,737,505        6,208,884
   Commercial real estate                         2,750,472        2,446,540
   Residential mortgage                           1,531,296        1,256,259
   Residential mortgage held for sale                76,677           64,625
   Consumer                                         921,297          739,495
                                              --------------  ---------------
   Total loans                                   12,017,247       10,715,803
 Less reserve for loan losses                      (126,677)        (109,497)
                                              --------------  ---------------
   Loans, net of reserve                         11,890,570       10,606,306
 Premises and equipment, net                        258,786          188,041
 Accrued revenue receivable                         138,243          118,236
 Intangible assets, net                             368,353          258,060
 Mortgage servicing rights, net                      70,009           65,946
 Real estate and other repossessed assets             9,475            8,486
 Bankers' acceptances                                 1,780           43,613
 Derivative contracts                               502,446          284,239
 Cash surrender value of bank-owned life insurance  229,540          212,230
 Receivable on unsettled securities trades           10,071                -
 Other assets                                       371,264          373,478
                                               --------------  ---------------
 TOTAL ASSETS                                  $ 20,839,864     $ 18,059,624
                                               ==============  ===============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                       $ 1,875,946      $ 1,780,059
   Interest-bearing transaction                   7,096,339        5,996,970
   Savings                                          156,368          139,130
   Time                                           4,330,638        4,470,546
                                              --------------  ---------------
 Total deposits                                  13,459,291       12,386,705
 Funds purchased and
   repurchase agreements                          3,225,131        2,348,516
 Other borrowings                                 1,027,564          593,731
 Subordinated debentures                            398,273          297,800
 Accrued interest, taxes, and expense               124,029          104,752
 Bankers' acceptances                                 1,780           43,613
 Due on unsettled securities trades                       -          107,420
 Derivative contracts                               513,840          298,679
 Other liabilities                                  154,572          157,386
                                              --------------  ---------------
 TOTAL LIABILITIES                               18,904,480       16,338,602
 Shareholders' equity:
   Capital, surplus and retained earnings         1,966,618        1,794,466
   Accumulated other comprehensive loss             (31,234)         (73,444)
                                              --------------  ---------------
 TOTAL SHAREHOLDERS' EQUITY                       1,935,384        1,721,022
                                              --------------  ---------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                        $ 20,839,864     $ 18,059,624
                                              ==============  ===============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                             -------------------------------------------------------------------------------------
                                              December 31,      September 30,      June 30,         March 31,        December 31,
                                                 2007               2007             2007             2007              2006
                                             --------------    ---------------   -------------   ---------------    --------------
ASSETS
Trading securities                                $ 29,303           $ 24,413        $ 32,897          $ 29,613          $ 22,668
Funds sold and resell agreements                    86,948            101,281          67,057            55,674            39,665
Securities:
  Available for sale                             5,574,417          5,183,056       4,967,974         4,750,643         4,670,470
  Investment                                       249,350            246,273         261,518           242,622           248,692
  Mortgage trading securities                      138,306            137,863         139,695           131,705           145,426
                                             --------------    ---------------   -------------   ---------------    --------------
Total securities                                 5,962,073          5,567,192       5,369,187         5,124,970         5,064,588
Loans:
  Commercial                                     6,619,760          6,487,139       6,347,091         6,297,338         6,028,240
  Commercial real estate                         2,702,449          2,775,184       2,705,280         2,493,445         2,352,289
  Residential mortgage                           1,504,594          1,472,537       1,375,620         1,291,827         1,209,115
  Residential mortgage held for sale                75,082             93,042          93,804            69,818            61,328
  Consumer                                         904,358            881,736         816,346           740,735           710,869
                                             --------------    ---------------   -------------   ---------------    --------------
Total loans                                     11,806,242         11,709,638      11,338,140        10,893,163        10,361,841
Less allowance for loan losses                    (125,996)          (123,059)       (118,505)         (113,379)         (108,377)
                                             --------------    ---------------   -------------   ---------------    --------------
Total loans, net                                11,680,246         11,586,579      11,219,635        10,779,784        10,253,464
                                             --------------    ---------------   -------------   ---------------    --------------
Total earning assets                            17,758,570         17,279,465      16,688,776        15,990,041        15,380,385
Cash and due from banks                            546,704            529,282         534,385           564,588           619,236
Cash surrender value of bank-owned life insurance  227,810            225,206         218,007           213,128           210,777
Other assets                                     1,575,342          1,375,225       1,188,294         1,172,201         1,328,634
                                             --------------    ---------------   -------------   ---------------    --------------
TOTAL ASSETS                                  $ 20,108,426       $ 19,409,178    $ 18,629,462      $ 17,939,958      $ 17,539,032
                                             ==============    ===============   =============   ===============    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                       $ 1,293,419        $ 1,300,280     $ 1,295,930       $ 1,397,874       $ 1,481,455
  Interest-bearing transaction                   7,016,136          6,683,056       6,414,014         6,100,117         5,768,216
  Savings                                          160,170            200,362         158,718           143,101           139,796
  Time                                           4,544,802          4,798,812       4,507,053         4,420,390         4,417,427
                                             --------------    ---------------   -------------   ---------------    --------------
Total deposits                                  13,014,527         12,982,510      12,375,715        12,061,482        11,806,894
Funds purchased and
  repurchase agreements                          3,158,153          2,603,372       2,627,230         2,640,485         2,584,354
Other borrowings                                   936,353            880,894         866,096           668,078           586,743
Subordinated debentures                            398,109            471,458         410,883           297,806           298,427
Other liabilities                                  706,385            649,964         558,792           530,659           566,128
                                             --------------    ---------------   -------------   ---------------    --------------
TOTAL LIABILITIES                               18,213,527         17,588,198      16,838,716        16,198,510        15,842,546
Shareholders' equity                             1,894,899          1,820,980       1,790,746         1,741,448         1,696,486
                                             --------------    ---------------   -------------   ---------------    --------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                      $ 20,108,426       $ 19,409,178    $ 18,629,462      $ 17,939,958      $ 17,539,032
                                             ==============    ===============   =============   ===============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                           Quarter Ended                         Year Ended
                                                 ---------------------------------     -------------------------------
                                                           December 31,                         December 31,
                                                 ---------------------------------     -------------------------------
                                                     2007               2006               2007             2006
                                                 --------------    ---------------     -------------   ---------------
 Interest revenue                                    $ 297,096          $ 266,924       $ 1,160,737         $ 986,429
 Interest expense                                      155,807            142,646           616,252           499,741
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue                                  141,289            124,278           544,485           486,688
 Provision for credit losses                            13,200              5,953            34,721            18,402
                                                 --------------    ---------------     -------------   ---------------
 Net interest revenue after
   provision for credit losses                         128,089            118,325           509,764           468,286

 Other operating revenue
   Brokerage and trading revenue                        20,402             14,382            62,542            53,413
   Transaction card revenue                             23,512             20,224            90,425            78,622
   Trust fees and commissions                           20,145             18,240            78,231            71,037
   Deposit service charges and fees                     29,938             25,787           109,218           102,436
   Mortgage banking revenue                              6,912              6,077            22,275            26,996
   Bank-owned life insurance                             2,614              2,346            10,058             2,558
   Other revenue                                         9,831              7,799            32,873            36,634
                                                 --------------    ---------------     -------------   ---------------
  Total fees and commissions                           113,354             94,855           405,622           371,696
   Gain (loss) on asset sales                           (1,316)               252              (928)            1,499
   Gain (loss) on securities, net                       (6,251)              (864)           (8,328)             (950)
   Gain (loss) on derivatives, net                       1,529               (520)            2,282              (622)
                                                 --------------    ---------------     -------------   ---------------
   Total other operating revenue                       107,316             93,723           398,648           371,623

 Other operating expense
   Personnel                                            84,512             78,054           328,705           296,260
   Business promotion                                    6,528              5,345            21,888            19,351
   Professional fees and services                        6,209              4,734            22,795            17,744
   Net occupancy and equipment                          15,466             12,741            57,284            52,188
   Data processing and communications                   19,086             16,843            72,733            66,926
   Printing, postage and supplies                        4,221              3,774            16,570            15,862
   Net (gains) losses and operating expenses
     of repossessed assets                                 120                167               691               474
   Amortization of intangible assets                     2,382              1,299             7,358             5,327
   Mortgage banking costs                                3,086              3,034            12,018            11,829
   Change in fair value of mortgage servicing rights     3,344               (236)            2,893            (3,009)
   Other expense                                        12,773              8,236            32,052            29,355
                                                  --------------    ---------------     -------------   ---------------
 Total other operating expense                         157,727            133,991           574,987           512,307

 Income before taxes                                    77,678             78,057           333,425           327,602
 Federal and state income taxes                         26,518             27,472           115,761           114,625
                                                 --------------    ---------------     -------------   ---------------

 Net income                                           $ 51,160           $ 50,585         $ 217,664         $ 212,977
                                                 ==============    ===============     =============   ===============

 Average shares outstanding:
    Basic                                           67,051,499         66,813,519        67,083,200        66,759,384
    Diluted                                         67,482,798         67,359,208        67,550,538        67,310,005

 Earnings per share:
   Basic                                                $ 0.76             $ 0.76            $ 3.24            $ 3.19
                                                 ==============    ===============     =============   ===============
   Diluted                                              $ 0.76             $ 0.75            $ 3.22            $ 3.16
                                                 ==============    ===============     =============   ===============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                               Quarter Ended
                                          ---------------------------------------------------------------------------------------
                                           December 31,      September 30,        June 30,         March 31,        December 31,
                                              2007               2007               2007             2007              2006
                                          --------------    ---------------     -------------   ---------------    --------------
 Capital:
   Period-end shareholders' equity          $ 1,935,384        $ 1,868,563       $ 1,795,908       $ 1,785,948       $ 1,721,022
   Risk-based capital ratios:
     Tier 1                                       9.38%              9.30%             9.12%             9.97%             9.78%
     Total capital                               12.54%             12.53%            12.36%            11.76%            11.58%
   Leverage ratio                                 8.20%              8.17%             8.30%             8.95%             8.79%
   Period-end tangible capital ratio              7.65%              7.64%             7.47%             8.54%             8.22%

 Common stock:
   Book value per share                         $ 28.75            $ 27.86           $ 26.69           $ 26.57           $ 25.66

   Market value per share:
        High                                    $ 55.43            $ 54.20           $ 55.12           $ 55.43           $ 54.98
        Low                                     $ 51.44            $ 47.37           $ 48.58           $ 49.37           $ 50.40

   Cash dividends paid                         $ 13,438           $ 13,445          $ 13,452          $ 10,081          $ 10,037
   Dividend payout ratio                         26.27%             22.47%            24.97%            19.10%            19.84%
   Shares outstanding, net                   67,306,380         67,062,517        67,280,107        67,227,050        67,067,750
   Stock buy-back program:
       Shares repurchased                        33,583            261,916            18,783            25,000             7,500
       Amount                               $ 1,770,368       $ 13,359,753         $ 967,122       $ 1,256,000         $ 380,998
                                          --------------    ---------------     -------------   ---------------    --------------
       Average price per share                  $ 52.72            $ 51.01           $ 51.49           $ 50.24           $ 50.80
                                          ==============    ===============     =============   ===============    ==============

 Performance ratios:
  Return on average assets                        1.01%              1.22%             1.16%             1.19%             1.14%
  Return on average equity                       10.71%             13.04%            12.06%            12.29%            11.83%
  Net interest margin                             3.22%              3.27%             3.31%             3.32%             3.25%
  Efficiency ratio                               60.04%             60.08%            59.50%            58.85%            60.71%

 Other data:
     Gain (loss) on economic hedge of mortgage
       servicing rights                         $ 1,288            $ 3,654          $ (5,682)            $ 254            $ (465)
     Trust assets                          $ 36,288,592       $ 34,875,758      $ 33,711,040      $ 33,113,964      $ 31,704,091
     Mortgage servicing portfolio           $ 4,893,011        $ 4,824,420       $ 4,644,724       $ 4,525,719       $ 4,526,508
     Mortgage loan fundings during the quarter$ 239,620          $ 246,097         $ 257,074         $ 177,032         $ 179,139
     Mortgage loan refinances to total fundings   35.49%             26.51%            23.88%            34.72%            39.19%
     Tax equivalent adjustment                  $ 2,502            $ 2,464           $ 2,069           $ 2,085           $ 1,965

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)

                                                                                 Quarter Ended
                                            ---------------------------------------------------------------------------------------
                                             December 31,      September 30,        June 30,         March 31,        December 31,
                                                2007               2007               2007             2007              2006
                                            --------------    ---------------     -------------   ---------------    --------------
 Interest revenue                               $ 297,096          $ 300,380         $ 288,685         $ 274,576         $ 266,924
 Interest expense                                 155,807            160,935           153,772           145,738           142,646
                                            --------------    ---------------     -------------   ---------------    --------------
 Net interest revenue                             141,289            139,445           134,913           128,838           124,278
 Provision for credit losses                       13,200              7,201             7,820             6,500             5,953
                                            --------------    ---------------     -------------   ---------------    --------------
 Net interest revenue after
   provision for credit losses                    128,089            132,244           127,093           122,338           118,325

 Other operating revenue
   Brokerage and trading revenue                   20,402             15,541            13,317            13,282            14,382
   Transaction card revenue                        23,512             23,812            22,917            20,184            20,224
   Trust fees and commissions                      20,145             19,633            19,458            18,995            18,240
   Deposit service charges and fees                29,938             27,885            26,797            24,598            25,787
   Mortgage banking revenue                         6,912              5,809             4,034             5,520             6,077
   Bank-owned life insurance                        2,614              2,520             2,525             2,399             2,346
   Other revenue                                    9,831              8,517             7,916             6,609             7,799
                                            --------------    ---------------     -------------   ---------------    --------------
  Total fees and commissions                      113,354            103,717            96,964            91,587            94,855
   Gain (loss) on asset sales                      (1,316)                42              (348)              694               252
   Gain (loss) on securities, net                  (6,251)             4,748            (6,262)             (563)             (864)
   Gain (loss) on derivatives, net                  1,529                865              (183)               71              (520)
                                            --------------    ---------------     -------------   ---------------    --------------
   Total other operating revenue                  107,316            109,372            90,171            91,789            93,723

 Other operating expense
   Personnel                                       84,512             85,811            80,054            78,328            78,054
   Business promotion                               6,528              5,399             5,391             4,570             5,345
   Professional fees and services                   6,209              5,749             5,963             4,874             4,734
   Net occupancy and equipment                     15,466             14,752            13,860            13,206            12,741
   Data processing and communications              19,086             18,271            18,402            16,974            16,843
   Printing, postage and supplies                   4,221              4,201             4,179             3,969             3,774
   Net (gains) losses and operating expenses                                                                                      -
     of repossessed assets                            120                172               192               207               167
   Amortization of intangible assets                2,382              2,397             1,443             1,136             1,299
   Mortgage banking costs                           3,086              3,001             2,987             2,944             3,034
   Change in fair value of mortgage servicing rights3,344              3,446            (5,061)            1,164              (236)
   Other expense                                   12,773              7,819             6,721             4,739             8,236
                                            --------------    ---------------     -------------   ---------------    --------------
 Total other operating expense                    157,727            151,018           134,131           132,111           133,991

 Income before taxes                               77,678             90,598            83,133            82,016            78,057
 Federal and state income taxes                    26,518             30,750            29,270            29,223            27,472
                                            --------------    ---------------     -------------   ---------------    --------------

 Net income                                      $ 51,160           $ 59,848          $ 53,863          $ 52,793          $ 50,585
                                            ==============    ===============     =============   ===============    ==============

 Average shares outstanding:
    Basic                                      67,051,499         67,078,378        67,116,902        67,085,310        66,813,519
    Diluted                                    67,482,798         67,537,643        67,606,330        67,574,671        67,359,208

 Earnings per share:
   Basic                                           $ 0.76             $ 0.89            $ 0.80            $ 0.79            $ 0.76
   Diluted                                         $ 0.76             $ 0.89            $ 0.80            $ 0.78            $ 0.75

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                             -------------------------------------------------------------------------------------
                                              December 31,      September 30,      June 30,         March 31,        December 31,
                                                 2007               2007             2007             2007              2006
                                             --------------    ---------------   -------------   ---------------    --------------
Oklahoma:
    Commercial                                 $ 3,219,176        $ 3,113,412     $ 3,317,877       $ 3,294,873       $ 3,186,085
    Commercial real estate                         907,034            875,135         897,838           895,585           979,251
    Residential mortgage                         1,080,483          1,058,142         971,692           945,147           896,567
    Residential mortgage held for sale              76,677             73,488         112,596            75,011            64,625
    Consumer                                       576,070            562,631         540,986           509,787           512,032
                                             --------------    ---------------   -------------   ---------------    --------------
        Total Oklahoma                           5,859,440          5,682,808       5,840,989         5,720,403         5,638,560

Texas:
    Commercial                                   1,985,645          1,941,731       1,856,049         1,797,262         1,722,627
    Commercial real estate                         846,303            913,910         888,118           721,207           670,635
    Residential mortgage                           275,533            266,850         263,344           216,087           213,801
    Consumer                                       142,958            133,391         135,659           105,604            95,652
                                             --------------    ---------------   -------------   ---------------    --------------
        Total Texas                              3,250,439          3,255,882       3,143,170         2,840,160         2,702,715

New Mexico:
    Commercial                                     473,262            446,573         434,394           424,539           411,272
    Commercial real estate                         261,056            256,994         263,342           279,203           257,079
    Residential mortgage                            84,336             83,274          81,521            77,800            75,159
    Consumer                                        16,105             15,769          13,225            11,493            13,256
                                             --------------    ---------------   -------------   ---------------    --------------
        Total New Mexico                           834,759            802,610         792,482           793,035           756,766

Arkansas:
    Commercial                                     106,328            117,993         103,534            96,084            95,483
    Commercial real estate                         124,317            107,588         102,537            97,190            94,395
    Residential mortgage                            16,393             18,411          22,508            21,825            23,076
    Consumer                                       163,626            148,404         129,431           103,662            86,017
                                             --------------    ---------------   -------------   ---------------    --------------
        Total Arkansas                             410,664            392,396         358,010           318,761           298,971

Colorado:
    Commercial                                     490,373            491,204         480,097           457,758           451,046
    Commercial real estate                         252,537            247,802         274,610           199,736           193,747
    Residential mortgage                            26,556             26,322          18,516            15,501            15,812
    Consumer                                        16,457             18,623          18,470            17,746            26,591
                                             --------------    ---------------   -------------   ---------------    --------------
        Total Colorado                             785,923            783,951         791,693           690,741           687,196

Arizona:
    Commercial                                     157,341            147,103         124,765           120,351            96,453
    Commercial real estate                         318,170            349,840         326,951           316,661           207,035
    Residential mortgage                            46,269             43,510          43,192            41,731            31,280
    Consumer                                         5,522              5,491           4,683             8,654             5,947
                                             --------------    ---------------   -------------   ---------------    --------------
        Total Arizona                              527,302            545,944         499,591           487,397           340,715

Kansas:
    Commercial                                     305,380            252,345         232,116           251,489           245,918
    Commercial real estate                          41,055             33,766          38,584            41,065            44,398
    Residential mortgage                             1,726              1,059           2,525               200               564
    Consumer                                           559                403             222                43                 -
                                             --------------    ---------------   -------------   ---------------    --------------
        Total Kansas                               348,720            287,573         273,447           292,797           290,880

                                             --------------    ---------------   -------------   ---------------    --------------
TOTAL BOK FINANCIAL                           $ 12,017,247      $ 11,751,164      $ 11,699,382    $ 11,143,294       $ 10,715,803
                                             ==============    ===============   =============   ===============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                            December 31,      September 30,        June 30,         March 31,        December 31,
                                               2007               2007               2007             2007              2006
                                           --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Demand                                     $ 936,160          $ 717,478         $ 876,671         $ 877,623         $ 915,101
    Interest-bearing:
       Transaction                             3,935,909          3,473,547         3,470,896         3,481,859         3,456,322
       Savings                                    80,467             83,139            88,133            92,678            83,017
       Time                                    2,426,822          2,725,992         2,798,719         2,556,423         2,595,890
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     6,443,198          6,282,678         6,357,748         6,130,960         6,135,229
                                           --------------    ---------------     -------------   ---------------    --------------
Total Oklahoma                                 7,379,358          7,000,156         7,234,419         7,008,583         7,050,330
                                           --------------    ---------------     -------------   ---------------    --------------

Texas:
    Demand                                       738,105            597,534           626,193           602,315           640,159
    Interest-bearing:
       Transaction                             2,050,872          1,978,920         2,019,311         1,701,382         1,688,131
       Savings                                    34,618             35,310            36,989            24,558            24,074
       Time                                      800,460            893,018           804,877           682,292           829,255
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     2,885,950          2,907,248         2,861,177         2,408,232         2,541,460
                                           --------------    ---------------     -------------   ---------------    --------------
Total Texas                                    3,624,055          3,504,782         3,487,370         3,010,547         3,181,619
                                           --------------    ---------------     -------------   ---------------    --------------

New Mexico:
    Demand                                        93,923            109,854           113,579           126,111           124,088
    Interest-bearing:
       Transaction                               490,227            479,204           521,154           464,569           432,342
       Savings                                    15,146             16,437            17,662            17,972            16,417
       Time                                      486,868            512,497           500,443           485,662           490,460
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                       992,241          1,008,138         1,039,259           968,203           939,219
                                           --------------    ---------------     -------------   ---------------    --------------
Total New Mexico                               1,086,164          1,117,992         1,152,838         1,094,314         1,063,307
                                           --------------    ---------------     -------------   ---------------    --------------

Arkansas:
    Demand                                         9,755             10,225            11,030            10,980            12,589
    Interest-bearing:
       Transaction                                22,519             22,401            22,096            21,762            17,905
       Savings                                       883                993             1,011             1,029             1,010
       Time                                       40,692             43,401            46,597            54,687            57,446
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                        64,094             66,795            69,704            77,478            76,361
                                           --------------    ---------------     -------------   ---------------    --------------
Total Arkansas                                    73,849             77,020            80,734            88,458            88,950
                                           --------------    ---------------     -------------   ---------------    --------------

Colorado:
    Demand                                        60,250             42,194            42,006            39,821            48,756
    Interest-bearing:
       Transaction                               504,116            432,188           426,031           314,506           328,254
       Savings                                    23,806             27,143            35,152            12,092            12,632
       Time                                      539,523            608,962           549,676           502,880           485,200
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     1,067,445          1,068,293         1,010,859           829,478           826,086
                                           --------------    ---------------     -------------   ---------------    --------------
Total Colorado                                 1,127,695          1,110,487         1,052,865           869,299           874,842
                                           --------------    ---------------     -------------   ---------------    --------------

Arizona:
    Demand                                        29,807             25,295            31,196            29,461            39,352
    Interest-bearing:
       Transaction                                82,682             98,611            74,892            67,364            73,729
       Savings                                     1,435              1,269             1,233             1,367             1,978
       Time                                       11,603             13,314            11,563            10,018             6,574
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                        95,720            113,194            87,688            78,749            82,281
                                           --------------    ---------------     -------------   ---------------    --------------
Total Arizona                                    125,527            138,489           118,884           108,210           121,633
                                           --------------    ---------------     -------------   ---------------    --------------

Kansas:
    Demand                                         7,946              7,849             1,081               325                14
    Interest-bearing:
       Transaction                                10,014              3,169             1,356               670               287
       Savings                                        13                 15                12                11                 2
       Time                                       24,670             23,119            32,695            28,166             5,721
                                           --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                        34,697             26,303            34,063            28,847             6,010
                                           --------------    ---------------     -------------   ---------------    --------------
Total Kansas                                      42,643             34,152            35,144            29,172             6,024
                                           --------------    ---------------     -------------   ---------------    --------------

TOTAL BOK FINANCIAL                         $ 13,459,291      $ 12,983,078        $ 13,162,254    $ 12,208,583       $ 12,386,705
                                           ==============    ===============     =============   ===============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                 Quarter Ended
                                                 --------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,        March 31,      December 31,
                                                     2007             2007             2007            2007            2006
                                                 --------------  ---------------   -------------  ---------------  --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                   6.63%           7.46%            5.86%           7.11%            5.64%
Funds sold and resell agreements                     5.95%           6.22%            5.53%           4.84%            5.46%
Securities:
    Taxable                                          4.94%           4.92%            4.85%           4.86%            4.69%
    Tax-exempt                                       5.88%           5.30%            5.73%           6.09%            5.52%
                                                 --------------  ---------------   -------------  ---------------  --------------
Total securities                                     4.99%           4.95%            4.90%           4.93%            4.74%
Total loans                                          7.50%           7.88%            7.94%           7.93%            7.94%
Less Allowance for loan losses                          -               -                -               -                -
                                                 --------------  ---------------   -------------  ---------------  --------------
Total loans, net                                     7.58%           7.96%            8.03%           8.02%            8.02%
                                                 --------------  ---------------   -------------  ---------------  --------------
Total tax-equivalent yield on earning assets         6.70%           6.99%            7.00%           7.02%            6.93%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                       2.79%           3.01%            3.02%           3.08%            2.99%
  Savings                                            0.86%           0.81%            0.95%           1.03%            1.04%
  Time                                               4.68%           4.83%            4.76%           4.69%            4.65%
                                                 --------------  ---------------   -------------  ---------------  --------------
Total interest-bearing deposits                      3.50%           3.72%            3.69%           3.72%            3.67%
Funds purchased and repurchase agreements            4.42%           4.95%            5.06%           5.16%            5.18%
Other borrowings                                     4.92%           5.31%            5.45%           5.52%            5.50%
Subordinated debt                                    5.69%           6.03%            6.66%           7.09%            6.95%
                                                 --------------  ---------------   -------------  ---------------  --------------
Total cost of interest-bearing liabilities           3.81%           4.08%            4.12%           4.14%            4.10%
                                                 --------------  ---------------   -------------  ---------------  --------------
Tax-equivalent net interest revenue spread           2.89%           2.91%            2.88%           2.88%            2.83%
Effect of noninterest-bearing funding sources
  and other                                          0.33%           0.36%            0.43%           0.44%            0.42%
                                                 --------------  ---------------   -------------  ---------------  --------------
Tax-equivalent net interest margin                   3.22%           3.27%            3.31%           3.32%            3.25%
                                                 ==============  ===============   =============  ===============  ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                 Quarter Ended
                                                 --------------------------------------------------------------------------------
                                                  December 31,    September 30,      June 30,       March 31,       December 31,
                                                     2007             2007             2007           2007             2006
                                                 --------------  ---------------   -------------  --------------   --------------
 Nonperforming assets:
   Nonaccruing loans:
       Commercial                                     $ 42,981         $ 21,168        $ 20,456        $ 14,218         $ 10,737
       Commercial real estate                           25,319           11,355          19,470           6,832            4,771
       Residential mortgage                             15,272           11,469          11,418           9,920           10,325
       Consumer                                            718              705             675             364              222
                                                 --------------  ---------------   -------------  --------------   --------------
   Total nonaccruing loans                            $ 84,290         $ 44,697        $ 52,019        $ 31,334         $ 26,055
   Renegotiated loans (B)                               10,703           10,752          10,113           9,947            9,802
   Real estate and other repossessed assets              9,475           10,627           7,664           8,414            8,486
                                                 --------------  ---------------   -------------  --------------   --------------
       Total nonperforming assets                    $ 104,468         $ 66,076        $ 69,796        $ 49,695         $ 44,343
                                                 ==============  ===============   =============  ==============   ==============

 Nonaccruing loans by principal market:
    Oklahoma                                          $ 47,977         $ 24,628        $ 26,529        $ 22,803         $ 17,683
    Texas                                                4,983            4,921           6,176           5,462            6,096
    New Mexico                                          11,118            6,542           7,025             943              871
    Arkansas                                             1,635              843             816             814              267
    Colorado (C)                                         9,222            5,688           8,067           1,127            1,138
    Arizona                                              9,355            2,075           3,406             185                -
    Kansas                                                   -                -               -               -                -
                                                 --------------  ---------------   -------------  --------------   --------------
       Total nonaccruing loans                        $ 84,290         $ 44,697        $ 52,019        $ 31,334         $ 26,055
                                                 ==============  ===============   =============  ==============   ==============

 Nonaccruing loans by loan portfolio sector:
 Commercial:
    Energy                                               $ 529            $ 536           $ 542           $ 535            $ 535
    Manufacturing                                        9,915            8,858           8,705             100              101
    Wholesale / retail                                   3,792            3,850           2,838           4,176            2,457
    Agriculture                                            380              540             769           1,752               93
    Services                                            25,468            5,987           6,843           5,851            5,759
    Healthcare                                           2,301              963             509           1,647            1,600
    Other                                                  596              434             250             157              192
                                                 --------------  ---------------   -------------  --------------   --------------
       Total commercial                                 42,981           21,168          20,456          14,218           10,737
 Commercial real estate:
    Land development and construction                   13,466            7,289           9,333           4,120            2,031
    Multifamily                                          3,998            1,238           2,233             311              320
     Other commercial real estate                        7,855            2,828           7,904           2,401            2,420
                                                 --------------  ---------------   -------------  --------------   --------------
       Total commercial real estate                     25,319           11,355          19,470           6,832            4,771
 Residential mortgage                                   15,272           11,469          11,418           9,920           10,325
 Consumer                                                  718              705             675             364              222
                                                 --------------  ---------------   -------------  --------------   --------------
       Total nonaccruing loans                        $ 84,290         $ 44,697        $ 52,019        $ 31,334         $ 26,055
                                                 ==============  ===============   =============  ==============   ==============

 Performing loans 90 days past due                     $ 6,516          $ 3,986         $ 4,215        $ 20,623          $ 5,945

 Gross charge-offs                                     $ 8,930          $ 7,489         $ 8,811         $ 6,387          $ 5,867
 Recoveries                                              1,584            2,620           3,039           3,268            3,079
                                                 --------------  ---------------   -------------  --------------   --------------
 Net charge-offs                                       $ 7,346          $ 4,869         $ 5,772         $ 3,119          $ 2,788
                                                 ==============  ===============   =============  ==============   ==============

 Provision for credit losses                          $ 13,200          $ 7,201         $ 7,820         $ 6,500          $ 5,953

 Reserve for loan losses to period end loans (A)         1.06%            1.04%           1.03%           1.03%            1.03%
 Combined reserves for credit losses to period end loans 1.24%            1.21%           1.20%           1.21%            1.22%
 Nonperforming assets to period end loans (A)
     and repossessed assets                              0.87%            0.57%           0.60%           0.45%            0.42%
 Net charge-offs (annualized) to average loans (A)       0.25%            0.17%           0.21%           0.12%            0.11%
 Reserve for loan losses to nonaccruing loans          150.29%          272.80%         230.22%         365.01%          420.25%
 Combined reserves for credit losses to nonaccruing
    loans                                              175.03%          316.97%         267.99%         426.91%          500.43%

 (A) excluding residential mortgage loans held for sale
 (B) includes residential mortgage loans guaranteed by $ 7,550          $ 7,083         $ 6,430         $ 6,030          $ 5,747
        agencies of the U.S. government.  These loans
        have been modified to extend payment terms and/or
        reduce interest rates to current market.  Borrowers
        are performing in accordance with the modified terms
        of the loans.
 (C) Includes loans subject to First United Bank sellers
        escrow                                         $ 8,412          $ 4,677         $ 6,944         $     -          $     -